UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2018 (June 27, 2018)

RREEF Property Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55778 (Commission File Number)	45-4478978 (I.R.S. Employer Identification No.)

345 Park Avenue, 26th Floor, New York, NY 10154
(Address of principal executive offices, including zip code)

(212) 454-6260
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry Into a Material Definitive Agreement

On June 1, 2018, RREEF America L.L.C. (“RREEF America”), the advisor and sponsor of RREEF Property Trust, Inc. (the “Company”), entered into an agreement of purchase and sale (the “Purchase Agreement”) with The Realty Associates Fund VIII, L.P., a Delaware limited partnership (the “Seller”), which was amended on June 11, June 18 and June 25, 2018 via amendments to the Purchase Agreement (the "Amendments"). Seller is not affiliated with the Company, RREEF America or any of their respective affiliates. On June 27, 2018, pursuant to the Assignment of Agreement of Purchase and Sale, by and between RREEF America and RPT Hialeah I, LLC, RPT Hialeah II, LLC, and RPT Palmetto Lakes, LLC, (collectively, the “Buyer Entities”) each of which is a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company, RREEF America assigned its right, title and interest in and to the Purchase Agreement, as amended, to the Company, through the Buyer Entities.

Pursuant to the terms of the Purchase Agreement, as amended, the Company has agreed to purchase real property comprised of three warehouse distribution buildings totaling 289,919 square feet across three separate sites totaling 10.71 acres located in Hialeah and Miami Lakes, Florida (the "Properties") for a gross purchase price of $20.70 million, exclusive of closing costs.

The acquisition of the Properties is subject to certain conditions to closing, including, but not limited to: (1) the Seller’s satisfaction of various closing conditions contained in the Purchase Agreement, as amended; (2) the delivery of the required documents at closing; and (3) the receipt by the Company of certain tenant estoppels and subordination, non-disturbance and attornment agreements. There is no assurance that the Company will close the acquisition of the Properties on the terms described above or at all.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Eric M. Russell
Name:	Eric M. Russell
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: July 2, 2018